UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8‑K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

January 25, 2011
(Date of earliest event reported)

RF Micro Devices, Inc.
(Exact name of registrant as specified in its charter)

North Carolina	0-22511	56-1733461
(State or Other Jurisdiction	(Commission File	(I.R.S. Employer
of Incorporation)	Number)	Identification No.)

7628 Thorndike Road
  Greensboro, North Carolina  27409-9421
  (Address of principal executive offices)
  (Zip Code)

(336) 664-1233

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
      (17 CFR 240.14d-2(b))
[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
      (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition.

     On January 25, 2011, RF Micro Devices, Inc. (RFMD) issued a press release announcing financial results for its fiscal 2011 third quarter ended January 1, 2011.  A copy of this press release is furnished as Exhibit 99.1.

Item 8.01   Other Events.

     On January 25, 2011, RFMD announced that its Board of Directors has authorized the repurchase of up to $200 million of its outstanding common stock, exclusive of related fees, commissions or other expenses, from time to time during a period commencing on January 28, 2011 and expiring on January 27, 2013.  This share repurchase program authorizes RFMD to repurchase shares through solicited or unsolicited transactions in the open market or in privately negotiated transactions.

Item 9.01   Financial Statements and Exhibits.

(d)     Exhibits

Exhibit No.                  Description

    99.1                          Press release, dated January 25, 2011, announcing financial results for RFMD's fiscal 2011 third quarter ended January 1, 2011

                                                SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RF Micro Devices, Inc.

By:/s/ William A. Priddy, Jr.
William A. Priddy, Jr.
Chief Financial Officer, Corporate
Vice President of Administration and Secretary

Date:    January 25, 2011

EXHIBIT INDEX

Exhibit No.            Description of Exhibit

    99.1                    Press release, dated January 25, 2011, announcing financial results for RFMD's fiscal 2011 third quarter ended January 1, 2011